UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 10, 2009
Horsehead Holding Corp.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-33658	20-0447377

(Commission File Number)	(IRS Employer Identification No.)

4955 Steubenville Pike, Suite 405, Pittsburgh, Pennsylvania	15205

(Address of Principal Executive Offices)	(Zip Code)
(724) 774-1020

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-5.1
EX-99.1
EX-99.2

Item 1.01 Entry into a Material Definitive Agreement.
On September 10, 2009, Horsehead Holding Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Stifel, Nicolaus & Company Incorporated, as representative of the underwriters named therein (the “Underwriters”), for the issuance and sale in a public offering of 7,000,000 shares of the Company’s common stock, par value $0.01 per share, at a public offering price of $10.50 per share, less discounts and commissions of $0.525 per share. Under the terms of the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to 1,050,000 additional shares to cover over-allotments, if any. After deducting underwriting discounts and commissions and estimated expenses of the public offering, the Company expects to receive $69.4 million in net proceeds, plus any proceeds received from the exercise of the underwriters’ over-allotment option. The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-160625), as amended, as supplemented by a preliminary prospectus supplement dated September 8, 2009 and a final prospectus supplement dated September 10, 2009.
The Underwriting Agreement contains customary representations, warranties, and covenants that are valid as among the parties as of the dates set forth in the Underwriting Agreement, and are not factual information to investors about the Company. The Company expects to close the sale of the common stock on September 16, 2009, subject to customary closing conditions.
The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the actual Underwriting Agreement, which is filed as Exhibit 1.1 hereto.
In connection with the offering and sale of the common stock, the following exhibits are being filed with this Current Report on Form 8-K to be incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1), (ii) the opinion of Kirkland & Ellis LLP as to the legality of the shares of common stock (Exhibit 5.1), (iii) the consent of Kirkland & Ellis LLP (Exhibit 23.1), and (iv) certain information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.2).
Item 8.01 Other Events.
On September 10, 2009, the Company issued a press release announcing that it had priced the public offering described in Item 1.01 of this report. A copy of the press release is attached as Exhibit 99.1 to this Report, and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 10, 2009, between the Company and Stifel, Nicolaus & Company Incorporated, as representative of the several underwriters named therein

5.1	Opinion of Kirkland & Ellis LLP

23.1	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1)

99.1	Press Release dated September 10, 2009

99.2	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Company’s registration statement on Form S-3 (Registration No. 333-160625), as amended

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORSEHEAD HOLDING CORP.
Dated: September 11, 2009	/s/ Robert D. Scherich
	By:	Robert D. Scherich
	Its:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 10, 2009, between the Company and Stifel, Nicolaus & Company Incorporated, as representative of the several underwriters named therein

5.1	Opinion of Kirkland & Ellis LLP

23.1	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1)

99.1	Press Release dated September 10, 2009

99.2	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Company’s registration statement on Form S-3 (Registration No. 333-160625), as amended